SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

AMERICAN VANGUARD CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 3, 2020.  AMERICANVANGUARD CORPORATION  AMERICAN VANGUARD CORPORATION ATTN: LUCY COONEY 4695 MACARTHUR COURT, SUITE 1200 NEWPORT BEACH, CA 92660 D14804-P35972  Meeting Information  Meeting Type: Annual Meeting For holders as of:  April 9, 2020 Date: June 3, 2020  Time: 11:00 AM PDT  (Location:)  Meeting live via the Internet-please visit  www.virtualshareholdermeeting.com/AVD2020.  The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/AVD2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).  You are receiving this communication because you hold shares in the company named above.  This is not a ballot.  You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting.  See proxy  the  materials  reverse  and side  voting of this  instructions notice to obtain .

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE:  NOTICE AND PROXY STATEMENT  FORM 10-K  How to View Online:  Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX  (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one.  There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1)  BY INTERNET: www.proxyvote.com  2)  BY TELEPHONE:  1-800-579-1639 3)  BY E-MAIL*:  sendmaterial@proxyvote.com  *  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.  Please make the request as instructed above on or before May 20, 2020 to facilitate timely delivery.  How To Vote  Please Choose One of the Following Voting Methods  Vote By Internet:  Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.  During The Meeting: Go to www.virtualshareholdermeeting.com/AVD2020.  Have the information that is printed in the box marked by the arrow  XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail:  You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote By Phone:  You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card containing a toll-free telephone number.  D14805-P35972

Voting Items  The Board of Directors recommends you vote FOR the following:  The Board of Directors recommends that you vote FOR proposals 2 and 3 and "1 Year" for proposal 4. 1. Election of Directors 2.  Ratify the appointment of BDO USA, LLP as Nominees: independent registered public accounting firm for the year ending December 31, 2020. 1a.  Scott D. Baskin  3.  Resolved, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation 1b.  Lawrence S. Clark  S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved. 1c.  Debra F. Edwards  4.  Resolved, that the Company include a Say-on-Pay ballot measure in its proxy materials at intervals 1d.  Morton D. Erlich of 1 Year. 1e.  Emer Gunter 1f.  Alfred F. Ingulli 1g.  John L. Killmer 1h.  Eric G. Wintemute 1i.  M. Esmail Zirakparvar  D14806-P35972

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